UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2013, Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), entered into a Membership Interests Purchase Agreement dated as of July 24, 2013 (the “Agreement”) between GNLC Holdings, Inc., a Louisiana corporation (“GNLC”) and an affiliate of Golden Nugget Casinos and Landry’s, Inc., on the one hand, and the Company and, if they execute and deliver joinder signature pages to become parties to the Agreement, Ameristar Casino Lake Charles, LLC, a Louisiana limited liability company (the “Ameristar Lake Charles”), and Ameristar Lake Charles Holdings, LLC, a Louisiana limited liability company (the “Ameristar Holdings”), on the other hand. Ameristar Lake Charles and Ameristar Holdings are wholly-owned subsidiaries of Ameristar Casinos, Inc.

Pursuant to the terms of the Agreement, the GNLC will acquire from Ameristar Holdings all of the equity interests of Ameristar Lake Charles, which is developing the Ameristar Lake Charles development project. The Company expects Ameristar Lake Charles and Ameristar Holdings to execute the Agreement at the time of the closing of the merger between the Company and Ameristar Casinos, Inc.

Under the terms of the agreement, GNLC will pay total consideration equal to all cash expenditures on the development up until the date of closing, and the assumption of all outstanding payables related to the project at that time, less a $37 million credit. A portion of the consideration, $10 million, would be due in July 2016. GNLC is obligated to fund a $50 million deposit as part of the transaction and to fund certain changes to the project GNLC may request between signing and closing. GNLC will complete the project following the closing of the acquisition of Ameristar Lake Charles. Ameristar Casinos, Inc. has previously disclosed that through June 30, 2013, it had invested total capital of $213.9 million in the Ameristar Lake Charles project, including the original purchase price, capital expenditures and escrow deposits.

The completion of the transaction is subject to various conditions, including, among others, (i) obtaining approval of the Louisiana Gaming Control Board, (ii) the approval of the U.S. Federal Trade Commission and (iii) the closing of the merger between the Company and Ameristar Casinos, Inc. Subject to the satisfaction or waiver of conditions in the Agreement, the Company expects the transaction to close by the end of 2013.

The Agreement contains customary representations, warranties and covenants by the parties. In addition, in connection with the closing of the transaction, the parties contemplate entering into arrangements pursuant to which the “Festival Grounds” property between the Company’s L’Auberge Lake Charles resort and the Ameristar Lake Charles resort would be expanded and contain shared facilities to benefit both resorts such as a clubhouse for the two resorts’ golf courses, tennis courts and a restaurant and other amenities.

The Agreement contains certain termination rights for the Company and GNLC and further provides that, in connection with the termination of the Agreement under specified circumstances, (i) GNLC may be required to forfeit its deposit or (ii) the Company may be required to pay GNLC a termination fee of $1 million.

Item 8.01 Other Events.

On July 25, 2013, the Company issued a press release announcing the transaction with GNLC. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release dated July 25, 2013, issued by Pinnacle Entertainment, Inc.

Important Information Regarding Forward-Looking Statements

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Pinnacle’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding the agreement to sell the Ameristar Lake Charles property to an affiliate of Golden Nugget Casinos and Landry’s, Inc. (collectively, “Golden Nugget”), the closing of the sale of the Ameristar Lake Charles property to Golden Nugget, the ability of Pinnacle to obtain a consent order from the U.S. Federal Trade Commission (the “Commission”) and the ability of Pinnacle to complete the transaction with Ameristar Casinos, Inc. (“Ameristar”). There is no assurance that the transaction with Golden Nugget will close, Pinnacle will obtain a consent order from the Commission or that the potential transactions with Golden Nugget or Ameristar will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) the ability and timing of Pinnacle to close the transaction with Golden Nugget may be delayed based on circumstances beyond Pinnacle’s control, satisfaction of other closing conditions and regulatory approvals from the Louisiana Gaming Control Board and the Commission; (b) timing to consummate the transaction between Pinnacle and Ameristar may be delayed based on circumstances beyond Pinnacle’s control, including the ability of Pinnacle to reach a resolution with the Commission; (c) the ability and timing to complete the dispositions proposed as part of the effort to reach a resolution with the Commission, including the transaction with Golden Nugget; (d) the possibility that the merger with Ameristar does not close when expected or at all, or that the companies may be required to modify aspects of the merger to achieve regulatory approval; and (e) the risk factors disclosed in Pinnacle’s most recent Annual Report on Form 10-K, which Pinnacle filed with the Securities and Exchange Commission on March 1, 2013 and in all reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission by Pinnacle subsequent to the filing of the Form 10-K for the year ended December 31, 2012. Forward-looking statements reflect Pinnacle’s analysis as of the date of this press release. Pinnacle does not undertake to revise these statements to reflect subsequent developments, except as required under the federal securities laws. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: July 26, 2013	By:	/s/ Elliot D. Hoops
Elliot D. Hoops Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release dated July 25, 2013, issued by Pinnacle Entertainment, Inc.